                                                                    Exhibit 10.3


[LETTERHEAD]

                                                                  CONFORMED COPY



                                Dated 26 MAY 2004




                            BUNGE FINANCE EUROPE B.V.
                                   as Borrower

                                      WITH

                                  HSBC BANK PLC
                                 ACTING AS AGENT



                  --------------------------------------------
                               AMENDMENT AGREEMENT
                                  RELATING TO A
                  MULTICURRENCY REVOLVING FACILITIES AGREEMENT
                                DATED 28 MAY 2003
                  --------------------------------------------

THIS AGREEMENT is dated 26 May 2004 and made between:

(1) BUNGE FINANCE EUROPE B.V. a private company with limited liability (BESLOTEN VENNOOTSCHAP MET BEPERKTE AANSPRAKELIJKHEID) incorporated under the laws of The Netherlands having its seat (STATUTAIRE ZETEL) at Rotterdam, The Netherlands and its registered office at 11720 Borman Drive, St. Louis, Missouri, 63146, United States and registered with the Chamber of Commerce (KAMER VAN KOOPHANDE) in Rotterdam under number 24347428 (the "BORROWER");

(2)    THE LENDERS (as defined in the Original Facility Agreement); and

(3)    HSBC BANK PLC as agent of the Lenders (the "AGENT").

RECITALS:

(A) We refer to the US $650,000,000 Multicurrency Revolving Facilities Agreement dated 28 May 2003 (as may be amended and restated from time to time, the "ORIGINAL FACILITY AGREEMENT") between the Borrower, the Agent, BNP Paribas, CCF and Societe Generale as mandated lead arrangers and the lenders referred to therein;

(B) Pursuant to Clause 3 of the Original Facility Agreement, the Borrower has given notice to the Agent as an Extension Request in relation to Facility A;

(C) In connection with the extension of the Final Maturity Date of Facility A, the Lenders have agreed to amend certain provisions of the Original Facility Agreement; and

(D) Accordingly, the parties hereto desire to amend certain provisions of the Original Facility Agreement as set out below.

IT IS AGREED as follows:

1.     DEFINITIONS AND INTERPRETATION

1.1    DEFINITIONS
       In this Agreement:

       "AMENDED AGREEMENT" means the Original Facility Agreement, as amended by this Agreement.

       "EFFECTIVE DATE" means 26 May 2004, provided that on or before such date the Agent has received each of the documents listed in Schedule 1 (CONDITIONS PRECEDENT) in a form and substance satisfactory to the Agent.

1.2    INCORPORATION OF DEFINED TERMS

       (a) Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

       (b) The principles of construction set out in the Original Facility Agreement shall have effect as if set out in this Agreement.

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1.3    CLAUSES

       (a) In this Agreement any reference to a "Clause" or "Schedule" is, unless the context otherwise requires, a reference to a Clause or Schedule of this Agreement.

       (b)    Clause and Schedule headings are for ease of reference only.

2.     AMENDMENT OF THE ORIGINAL FACILITY AGREEMENT

       With effect from the Effective Date the Original Facility Agreement shall be amended as set out in Schedule 2 (AMENDMENTS TO ORIGINAL FACILITY AGREEMENT).

3.     EXTENSION OF FACILITY A FINAL MATURITY DATE

       With effect from the Effective Date, it is hereby agreed that pursuant to clause 3 (EXTENSION OF FACILITY) of the Original Facility Agreement, the Final Maturity Date for Facility A shall be extended to the date falling 364 days from the date hereof.

4.     REPRESENTATIONS

       The Borrower makes the Repeating Representations as if each reference in those representations to "this Agreement" includes a reference to (a) this Agreement and (b) the Amended Agreement.

5.     CONTINUITY AND FURTHER ASSURANCE

5.1    CONTINUING OBLIGATIONS

       The provisions of the Finance Documents shall, save as amended in this Agreement, continue in full force and effect.

5.2    FURTHER ASSURANCE

       The Borrower shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

6.     FEES, COSTS AND EXPENSES

6.1    ARRANGEMENT/FRONT END FEES

       The Borrower shall pay the fees set out in the Mandate Letter dated 21 April 2004 within five Business Days of the Effective Date.

6.2    TRANSACTION EXPENSES

       The Borrower shall promptly on demand pay the Agent the amount of all costs and expenses (including legal fees) reasonably incurred by it in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

6.3    ENFORCEMENT COSTS

       The Borrower shall, within three Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance

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       Party in connection with the enforcement of, or the preservation of any rights under this Agreement.

6.4    STAMP TAXES

       The Borrower shall pay and, within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability that a Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of this Agreement.

7.     MISCELLANEOUS

7.1    INCORPORATION OF TERMS

       The provisions of clause 33 (PARTIAL INVALIDITY), clause 34 (REMEDIES AND WAIVERS), clause 37 (GOVERNING LAW) and clause 38 (ENFORCEMENT) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to "this Agreement" are references to this Agreement.

7.2    DESIGNATION AS FINANCE DOCUMENT

       The Borrower, the Agent and the Lenders designate this Agreement as a Finance Document by execution of this Agreement for the purposes of the definition of Finance Document in the Original Facility Agreement.

7.3    COUNTERPARTS

       This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

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                                   SCHEDULE 1

                              CONDITIONS PRECEDENT

1.     BORROWER

       (a) A copy of the constitutional documents of the Borrower, or a certificate from an authorised signatory of the Borrower certifying that the constitutional documents have not been amended or restated since the date of the Original Facility Agreement.

       (a)    A copy of a resolution of the board of directors of the Borrower:

              (i) approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement;

              (ii) authorising a specified person or persons to execute this Agreement on its behalf; and

              (iii) authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Agreement.

       (b) A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above.

       (c) A shareholder resolution of the Borrower, approving the terms of, and the transactions contemplated by this Agreement.

       (d) A certificate of an authorised signatory of the Borrower certifying that each copy document relating to it specified in this Schedule 1 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

2.     PARENT

       (a) A certificate of an authorised signatory of the Parent confirming the prevalent S&P and Moody's Ratings of the Parent on the Effective Date.

3.     LEGAL OPINIONS

       (a) A legal opinion of Clifford Chance LLP, legal advisers to the Agent as to matters of English law, substantially in the form distributed to the Lenders prior to signing this Agreement.

       (b) A legal opinion of Clifford Chance LLP, legal advisers to the Agent as to matters of Dutch law, substantially in the form distributed to the Lenders prior to signing this Agreement.

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       (c)    A legal opinion of Winston & Strawn LLP as to matters of New York law, opining notably on the continuing validity and enforceability of the Parent Guaranty.

                                   SCHEDULE 2

                    AMENDMENTS TO ORIGINAL FACILITY AGREEMENT

1. The following to be inserted after Clause 12.3 (AGENCY FEE) of the Original Facility Agreement as Clause 12.4:

       "12.4 FACILITY A UTILISATION FEE

       A utilisation fee will accrue on the aggregate principal amount of Facility A Loans in respect of each day on which the aggregate principal amount of Facility A Loans exceed 50 per cent. of the Facility A Commitment. This fee will accrue from 26 May 2004 until the relevant Final Maturity Date. The rate of the fee will be 0.075 per cent. per annum. The Borrower agrees to pay the fee to each Lender pro rata in arrear at three-month intervals from 26 May 2004 and on the Final Maturity Date in respect of Facility A."

2. The following to be inserted at the end of sub-clause (a) of Clause 35.2 (EXCEPTIONS) after the word "Lenders.":

       "PROVIDED THAT, an amendment or waiver described in sub-clauses (ii),
       (iii) and (iv) above, shall only require the prior consent of all of the Lenders participating in the Facility affected by such amendment or waiver."

3. Paragraph 1.1 of Schedule 1 (APPLICABLE MARGIN) of the Original Facility Agreement shall be deleted and replaced with the following:

       "1.1 In relation to Facility A, the Applicable Margin is 1.00 per cent. per annum unless S&P and/or Moody's are publishing in respect of the Parent a long term unsecured debt rating, in which case the Applicable Margin is the percentage rate per annum that corresponds to that rating, as in effect from time to time as set out in the following table:

------------------------------------- ---------------------------------- -----------------------------------
             S&P RATING                        MOODY'S RATING                    APPLICABLE MARGIN
                                                                                   (% PER ANNUM)
------------------------------------- ---------------------------------- -----------------------------------
           BBB+ or above                        Baa1 or above                           0.45
------------------------------------- ---------------------------------- -----------------------------------
                BBB                                 Baa2                                0.65
------------------------------------- ---------------------------------- -----------------------------------
                BBB-                                Baa3                                0.80
------------------------------------- ---------------------------------- -----------------------------------
            BB+ or below                        Ba1 or below                           1.00"
------------------------------------- ---------------------------------- -----------------------------------

4. Schedule 2 (THE ORIGINAL LENDERS) shall be deleted and replaced with the following:

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                                   "SCHEDULE 2

                                   THE LENDERS

NAME OF LENDER                                           FACILITY A COMMITMENT          FACILITY B COMMITMENT
--------------                                           ---------------------          ---------------------
CDC IXIS                                                         35,000,000.00                  15,000,000.00

BNP Paribas S.A.                                                 24,500,000.00                  10,500,000.00

Societe Generale                                                 24,500,000.00                  10,500,000.00

WestLB AG, Paris Branch                                          24,500,000.00                  10,500,000.00

Barclays Bank PLC                                                22,750,000.00                   9,750,000.00

ABN AMRO Bank N.V. Paris Branch                                  18,500,000.00                   7,500,000.00

Bayerische Hypo-und Vereinsbank AG, Munich                       18,500,000.00                   7,500,000.00

Fortis Bank (Nederland) N.V.                                     18,500,000.00                   7,500,000.00

ING Bank N.V.                                                    18,500,000.00                   7,500,000.00

BBVA Ireland plc                                                 17,500,000.00                   7,500,000.00

Credit Agricole d'Ile de France                                  17,500,000.00                   7,500,000.00

Natexis Banques Populaires                                       17,500,000.00                   7,500,000.00

Raiffeisen Zentralbank Oesterreich AG                            17,500,000.00                   7,500,000.00

HSBC Bank plc                                                    24,500,000.00                  10,500,000.00

Cooperatieve Centrale Raiffeisen-                                15,000,000.00                   6,000,000.00
Boerenleenbank B.A. trading as
Rabobank International London Branch

Sanpaolo IMI S.p.A.                                              13,500,000.00                   3,750,000.00

Landesbank Rheinland-Pfalz - Girozentrale                        14,000,000.00                   6,000,000.00

KBC Bank N.V.                                                    11,500,000.00                   4,500,000.00

Banca Nazionale del Lavoro International SA                               0.00                   3,750,000.00

Banca  Nazionale del Lavoro  S.p.A. - New York                    9,750,000.00                           0.00
Branch

KfW                                                               9,750,000.00                   3,750,000.00

Scotiabank Europe plc                                             9,750,000.00                   3,750,000.00

Standard Chartered Bank PLC                                       9,750,000.00                   3,750,000.00


                                      -7-
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ANZEF Limited                                                     8,750,000.00                   3,750,000.00

Banca Intesa, France                                              8,750,000.00                   3,750,000.00

Credit Suisse                                                     8,750,000.00                   3,750,000.00

Unicredito Italiano SpA - London Branch                           8,750,000.00                   3,750,000.00

Banque Artesia Nederland N.V.                                     8,000,000.00                   3,000,000.00

Banca Monte dei Paschi di Siena S.p.A., New                       7,000,000.00                   3,000,000.00
York Branch

Morgan Stanley Bank                                               5,250,000.00                   2,250,000.00

BRED Banque Populaire, Paris                                      3,500,000.00                   1,500,000.00

State Bank of India, Antwerp                                      3,500,000.00                   1,500,000.00

Bank fur Arbeit und Wirtschaft AG                                         0.00                   3,750,000.00

Banco Espanol de Credito S.A.                                             0.00                   3,000,000.00

TOTALS:                                                         455,000,000.00                 195,000,000.00

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                                                        SIGNATURES

THE BORROWER

BUNGE FINANCE EUROPE B.V.

By:       MORRIS KALEF



THE AGENT

HSBC BANK PLC

By:       PAUL THOMPSON



THE LENDERS

CDC IXIS

By:       WESLEY FALLAN



BNP PARIBAS S.A.

By:      CAMERON LETTERS AND RAQUEL LATUEF



SOCIETE GENERALE

By:      A.-DOMINQUE BERETTI



WEST LB AG, PARIS BRANCH

By:       KHALED OSMAN  AND MARIE-LAURE SANTUCCI



BARCLAYS BANK PLC

By:        DES POTTER



ABN AMRO BANK N.V. PARIS BRANCH

By:      WESLEY FALLAN

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BAYERISCHE HYPO-UND VEREINSBANK AG, MUNICH

By:      R. GLOECKNER AND R. HANIG



FORTIS BANK (NEDERLAND) N.V.

By:      J. AE OPTEN NOORT AND J. J. BRONSWIFT



ING BANK N.V.

By:         PAUL VAN HEERDE AND LARS VRIENS



BBVA IRELAND PLC

By:      PABLO VALLEJO



CREDIT AGRICOLE D'ILE DE FRANCE

By:     WESLEY FALLAN



NATEXIS BANQUES POPULAIRES

By:       WESLEY FALLAN



RAIFFEISEN ZENTRALBANK OESTERREICH AG

By:       WOLFGANG RACHBAUER AND L GERSCHNER



HSBC BANK PLC

By:        TRACY LOWRIE



COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. TRADING
AS RABOBANK INTERNATIONAL LONDON BRANCH

By:        T.M. STANLEY AND S. TYLER

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SANPAOLO IMI S.P.A.

By:          CATHY R. LESSE AND RENATO CARDUCCI



LANDESBANK RHEINLAND-PFALZ - GIROZENTRALE

By:           STEFAN GILSDORF AND MARCO DE ALMEIDA PINTO



KBC BANK N.V.

By:          PATRICK DES MAREZ AND CLAUDE DEROOSE



BANCA NAZIONALE DEL LAVORO INTERNATIONAL SA

By:          MARCELLO NICOLETTI AND FRANCESCO ZACCHINO



BANCA NAZIONALE DEL LAVORO SPA, NEW YORK BRANCH

By:         FRANCESCO DI MARIO AND CARLO VECCHI



KFW

By:         DR. AXEL RADU AND SVEN WABBELS



SCOTIABANK EUROPE PLC

By:           T.A. BURCHETT



STANDARD CHARTERED BANK PLC

By:           D.A. HILL AND S. WILLIAMS



ANZEF LIMITED

By:            R.J. HEYHOE

BANCA INTESA, FRANCE

By:          WESLEY FALLAN



CREDIT SUISSE

By:          GIANNI SARGENTI AND MANUELA GENOUD



UNICREDITO ITALIANO SPA - LONDON BRANCH

By:        P.W. JARMAN AND J.S. CHISNELL



BANQUE ARTESIA NEDERLAND N.V.

By:           G.P. HERTING AND JORIS VAN HELLEPUTTE



BANCA MONTE DEI PASCHI DI SIENA S.P.A., NEW YORK BRANCH

By:            SERGE M. SODAK AND BRIAN R. LANDY



MORGAN STANLEY BANK

By:         DANIEL TWENGE



BRED BANQUE POPULAIRE, PARIS

By:              WESLEY FALLON



STATE BANK OF INDIA, ANTWERP

BY:               PRAVIN M. SONAVANE



BANK FUR ARBEIT UND WIRTSCHAFT AG

By:               H. RAFFAY AND U. KUNZ



BANCO ESPANOL DE CREDITO S.A.

By:           PERE JORI DEL AMO AND MERCEDES MUNT-CARCELLER BANULS



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